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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 2004
                                                         ----------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    0-29030                    22-3475473
        ----------                    -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                399 Route 23
            Franklin, New Jersey                        07416
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     (Address of principal executive offices)         (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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Item 2.02.  Results of Operations and Financial Condition.
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     The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

     On October 21, 2004, the Registrant issued a press release announcing its financial results for the fiscal quarter and nine month period ended September 30,2004. A copy of the October 21, 2004 press release is include as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

          (c)  Exhibits.

           Exhibit Number        Description
           --------------        -----------

                  99.1 Press Release dated October 21, 2004 regarding financial results for the three and nine months ended September 30, 2004.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex
Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUSSEX BANCORP
                                         --------------
                                          (Registrant)

Dated: October 22, 2004                  By: /s/ Candace A. Leatham
                                             ----------------------
                                         CANDACE A. LEATHAM
                                         Executive Vice President and Treasurer


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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99.1              Press release announcing the Registrant's             5 - 7
                  third quarter results for 2004.


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